                                                                    EXHIBIT 10.1





                                 SALE AGREEMENT

                                    between


                           Continental Airlines, Inc.

                                      and

                                 Calair L.L.C.



                                  dated as of

                                 April 17, 1998

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE I:  DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II:  SALE OF SUBJECT SLOTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 2.01.    SALE OF SUBJECT SLOTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 2.02.    THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 2.03.    DELIVERIES AT CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF CAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 3.01.    AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 3.02.    NO CONFLICT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 3.03.    TITLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 3.04.    ORGANIZATION AND EXISTENCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 3.05.    LITIGATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 3.06.    GOVERNMENTAL APPROVALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 3.07.    FAIR VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE IV:  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.01.    CONSEQUENCES OF TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.02.    SPECIFIC PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.03.    ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.04.    AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.05.    SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.06.    NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 4.07.    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 4.08.    DESCRIPTIVE HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 4.09.    COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 4.11     INTENDED TAX TREATMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6



Exhibits:

A        -       List of Subject Slots
B        -       Form of Deed of Conveyance and Assignment of Slots

1.

                                 SALE AGREEMENT


         This Sale Agreement (this "Agreement") is made and entered into on this 17th day of April, 1998, by and between Continental Airlines, Inc., a Delaware corporation ("CAL"), and Calair L.L.C., a Delaware limited liability company ("Calair").

                                    RECITALS

         Pursuant to this Agreement, CAL desires to sell to Calair, and Calair desires to purchase from CAL, each of the Subject Slots (as defined below), upon and subject to the terms and conditions contained herein.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                           ARTICLE I:  DEFINED TERMS

         CALFINCO:  CALFINCO, Inc., a Delaware corporation.

         CLOSING:  The consummation of the sale of the Subject Slots.

         CLOSING DATE:  April 17, 1998.

         CREDITORS' RIGHTS: Bankruptcy, insolvency or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         ENCUMBRANCE: Any mortgage, lien, security interest, pledge, charge, encumbrance, claim, restriction or burden.

         GOVERNMENTAL AUTHORITY(IES): Individually, any one of, and collectively, any two or more of, the United States of America or any other foreign country or jurisdiction, any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including but not limited to courts, departments, commissions, boards, bureaus, agencies or other instrumentalities.

         LEGAL REQUIREMENTS: Any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

         PERSON: Any individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or association or other entity.

         SLOT.  As defined in Section 93.213 of the Slot Regulations.

         SLOT REGULATIONS. The Federal Aviation Regulations, Title 14 Code of Federal Regulations, Part 93, Subpart S, as amended, or any successor provisions or regulations.

         SLOT LEASE: That certain Slot Lease Agreement, dated as of even date herewith, between CAL and Calair, pursuant to which Calair will lease the Subject Slots to CAL.

         SUBJECT SLOT(S):   Individually, any one of, and collectively, any two
or more of, the Slots listed on Exhibit A attached hereto.

                       ARTICLE II:  SALE OF SUBJECT SLOTS

         Section 2.01. SALE OF SUBJECT SLOTS. At the Closing, and on and subject to the terms and conditions of this Agreement, Calair agrees to purchase from CAL, and CAL agrees to sell to Calair, the Subject Slots, for the consideration specified below in Section 2.03(a).

         Section 2.02. THE CLOSING. The Closing shall take place at the offices of Millbank, Tweed, Hadley & McCloy, Chase Manhattan Plaza, New York, New York 10005, commencing at 9 a.m. local time on the Closing Date.

         Section 2.03. DELIVERIES AT CLOSING. At the Closing, the following shall occur:

                 (a) As full consideration for sale of the Subject Slots, Calair shall pay to CAL at the Closing by Calair's delivery by wire transfer of $151,140,000, in immediately available funds, to The Chase Manhattan Bank, 270 Park Avenue, New York, New York, 10017, ABA No. 021000021, Account No. 910-2-499291, Reference "Calair";

                 (b) CAL shall deliver to Calair a Deed of Conveyance and Assignment of Slots, substantially in the form of Exhibit B attached hereto, evidencing the transfer of the Subject Slots from CAL to Calair; and

                 (c) Opinions addressed, in form and substance satisfactory, and from Persons acceptable, to Calair and the Members of Calair, in their sole and absolute discretion.


              ARTICLE III:  REPRESENTATIONS AND WARRANTIES OF CAL

         CAL hereby represents and warrants to Calair as follows:

         Section 3.01. AUTHORITY. CAL has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by CAL and the consummation by CAL of the transactions contemplated hereby have been duly and validly authorized by CAL, and no other proceedings on the part of CAL are required in connection with such authorization. This Agreement has been duly and validly executed and delivered by CAL and, assuming the due authorization, execution and delivery by Calair, constitutes a legal, valid and binding obligation of CAL, enforceable against CAL in accordance with its terms, subject, as to enforceability, to Creditors' Rights.

         Section 3.02. NO CONFLICT. The execution and delivery of this Agreement by CAL does not, and the performance of this Agreement by CAL will not:

                 (a) conflict with or violate any voting, trust or other material agreement of CAL;

                 (b) conflict with or violate any Legal Requirements, or any material order, judgment or decree applicable to CAL;

                 (c) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any of the Subject Slots;

                 (d) result in the creation of an Encumbrance (other than the Encumbrances created by the Security Agreement (Calair)) on any of the Subject Slots pursuant to any note, indenture, agreement, lease, license, permit or other instrument or obligation to which CAL is a party or by which CAL or the Subject Slots are bound or affected;

                 (e) require the approval, consent or authorization of, or require any filing with, any Governmental Authorities or other Persons, in each case except (i) where such breach or default or failure to obtain such approvals, consents or authorizations, or to make such filings, would not prevent or delay the performance by CAL of its obligations under this Agreement, and (ii) for such filings as shall have been made as of the Closing Date;

                 (f) render CAL insolvent or leave CAL with insufficient capital or assets to operate its business or satisfy its obligations as and when they become due; or

                 (g) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under (i) that certain Credit Agreement, dated April 16, 1997, in the original principal amount of $160,000,000 among CAL, the "Lenders" party thereto, and The Chase Manhattan Bank, as Administrative Agent for "Lenders" party thereto, as such agreement may be amended from time to time, or (ii) that certain Credit Agreement, dated July 18, 1997, in the original principal amount of $575,000,000 among CAL, the "Lenders" and "Issuing Bank" party thereto, and The Chase Manhattan Bank, as Administrative Agent for "Lenders" and "Issuing Bank" party thereto, as such agreement may be amended from time to time.

         Section 3.03. TITLE. Except as described on Schedule 3.03, CAL has good and valid title to the Subject Slots, free and clear of all Encumbrances;

         Section 3.04. ORGANIZATION AND EXISTENCE. CAL (a) is a corporation that has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease the properties it currently owns and leases and to carry on its business as now being conducted and (b) except where the failure to do so could not reasonably be expected to result in a material adverse change in the financial condition of CAL, is duly licensed or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the properties now owned or leased by it or the nature of the business now conducted by it requires it to be so qualified.

         Section 3.05. LITIGATION. There are no actions, suits, proceedings or governmental investigations or inquiries pending, or to the knowledge of CAL, threatened, against CAL or its subsidiaries or any of their respective properties, assets, operations or businesses that, if adversely determined, would delay or prevent the consummation of the transactions contemplated hereby.

         Section 3.06. GOVERNMENTAL APPROVALS. CAL has filed the letter attached hereto as Exhibit C with the FAA, and all required governmental approvals for the consummation of the transactions contemplated hereby, including any approvals of the FAA, have been obtained.

         Section 3.07. FAIR VALUE. The transfer of the Subject Slots is not made with the intent to hinder, delay, or defraud any entity to which CAL is indebted, and the Purchase Price is "reasonably equivalent value" (within the meaning of 11 U.S.C. Section 548) for the Slots.

                           ARTICLE IV:  MISCELLANEOUS

         Section 4.01.    CONSEQUENCES OF TERMINATION.   No termination of this
Agreement shall relieve any party hereto of any liability for a breach of this Agreement which occurs prior to such termination.

         Section 4.02. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy at law or in equity.

         Section 4.03. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

         Section 4.04. AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by all of the parties.

         Section 4.05. SEVERABILITY. If any term or provision of this Agreement is invalid, illegal or incapable or being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereby shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         Section 4.06. NOTICES. All notices, directions and other communications provided for hereunder shall be in writing and may be personally delivered, mailed (by registered or certified mail, postage prepaid) or sent by telecopy, telegraph or other direct written electronic means, to the applicable party at the address indicated below:

         If to Calair L.L.C.:

                 Calair L.L.C.
                 c/o Continental Airlines, Inc.
                 2929 Allen Parkway, Suite 1588
                 Houston, Texas 77019
                 Attention: Vice President - Treasury Operations
                 Telecopy No.: 713-834-2448

         With a copy to Chase Equity Associates, L.P.

                 c/o Chase Capital Partners, Inc.
                 380 Madison Avenue, 12th Floor
                 New  York, New York 10017-2591
                 Attn:  Brian J. Richmand
                 Telecopy No.: 212-622-3101

         and a copy to:

                 Weil, Gotshal & Manges LLP
                 767 Fifth Avenue
                 New York, New York  10153
                 Attn:  Brian S. Rosen, Esq.
                 Telecopy No.:  212-310-8007

         If to Continental Airlines, Inc.:

                 Continental Airlines, Inc.
                 2929 Allen Parkway, Suite 1588
                 Houston, Texas 77019
                 Attention: Vice President - Corporate Finance
                 Telecopy No.: 713-834-2448

or as to any party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 4.06. All such notices, when personally delivered shall be deemed to have been validly and effectively given on the date of such delivery, when transmitted by telegraph, telecopy or other direct written electronic means shall be deemed to have been validly and effectively given on the day on which it is transmitted, or, if mailed, shall be deemed to have been validly and effectively given when deposited in the mail.

         Section 4.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof (other than Section 5-1401 of the New York General Obligations Law).

         Section 4.08. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 4.09. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Upon execution of this Agreement, counterpart signature pages may be delivered by facsimile transmission.

         Section 4.10     CAL INTEREST IN SUBJECT SLOTS.

                 (a) Upon the consummation of the transactions contemplated by this Agreement, CAL will have no interest in the Subject Slots other than those interests arising pursuant to the Slot Lease and CAL's ownership of the capital stock of Calfinco, a member of Calair; and

                 (b) Upon the consummation of the transactions contemplated by this Agreement, in the event that a case is commenced under Title 11 of the United States Code (the "Bankruptcy Code") by or against CAL, the Subject Slots shall not be deemed to be property of the estate of CAL in accordance with Section 541 of the Bankruptcy Code, and the parties hereto agree that the benefits of Section 362 of the Bankruptcy Code shall only extend to CAL's interests under the Slot Lease.

         Section 4.11 INTENDED TAX TREATMENT. CAL and Calair intend that the transactions consummated at the Closing be treated, for federal income tax purposes, as a sale of the Subject Slots by CAL to Calair. Furthermore, CAL and Calair hereby covenant and agree that each shall file federal tax returns consistent with such intended treatment.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers, managers, or Managing Members thereunto duly authorized, as of the date and year first above written.


                                 CONTINENTAL AIRLINES, INC.


                                 By: /s/ GERALD LADERMAN
                                    --------------------------------------------
                                    Gerald Laderman
                                    Vice President - Corporate Finance


                                 CALAIR L.L.C.

                                 By:     CALFINCO Inc.,
                                         Managing Member


                                         By: /s/ JEFFREY J. MISNER
                                            ------------------------------------
                                            Jeffrey J. Misner
                                            Vice President - Treasury Operations

                                   EXHIBIT A

                             LIST OF SUBJECT SLOTS

                               A. CHICAGO O'HARE


                                TIME                        SLOT NO.
                                -----                       --------
2.                              07:15                       7240*
3.                              07:15                       8270
4.                              08:15                       7664
5.                              08:45                       7742
6.                              09:45                       7796
7.                              10:15                       7475
8.                              10:15                       8659
9.                              11:15                       7971*
10.                             11:45                       8506*
11.                             11:45                       7439*
12.                             12:15                       8426*
13.                             13:15                       7609*
14.                             13:45                       7178*
15.                             13:45                       7377
16.                             14:15                       7320*
17.                             14:15                       8071*
18.                             14:45                       8316*
19.                             14:45                       7682
20.                             15:15                       8640
21.                             15:45                       7970*
22.                             16:15                       8327
23.                             16:15                       7659
24.                             16:45                       7924*
25.                             16:45                       8290
26.                             17:15                       7591*
27.                             17:45                       7743
28.                             18:15                       8200*
29.                             18:15                       7977
30.                             18:15                       7635*

*  As of April 1998, licensed to a third-party commercial air carrier.

                             B. WASHINGTON NATIONAL

                                TIME                        SLOT NO.
                                -----                       --------
1.                              07:00                       1209*
2.                              07:00                       1270
3.                              07:00                       1568
4.                              08:00                       1610
5.                              08:00                       1498*
6.                              09:00                       1637
7.                              09:00                       1453
8.                              09:00                       1335*
9.                              10:00                       1026
10.                             11:00                       1120*
11.                             11:00                       1067*
12.                             11:00                       1020
13.                             12:00                       1572*
14.                             12:00                       1368
15.                             13:00                       1069*
16.                             13:00                       1656
17.                             13:00                       1068
18.                             14:00                       1545
19.                             14:00                       1615
20.                             14:00                       1520
21.                             15:00                       1600
22.                             15:00                       1054
23.                             15:00                       1164*
24.                             16:00                       1156
25.                             16:00                       1111*
26.                             16:00                       1527*
27.                             17:00                       1071*
28.                             17:00                       1280
29.                             18:00                       1324*
30.                             19:00                       1095*
31.                             19:00                       1129*
32.                             19:00                       1294*
33.                             19:00                       1550*
34.                             19:00                       1301
35.                             20:00                       1279
36.                             20:00                       1640*
37.                             20:00                       1288*
38.                             20:00                       1448*
39.                             21:00                       1647
40.                             21:00                       1558
41.                             21:00                       1239

*  As of April 1998, licensed to a third-party commercial air carrier.

                            C. LAGUARDIA - DEPARTURE


                                TIME                        SLOT NO.
                                -----                       --------
1.                              07:00                       3851*
2.                              08:30                       3595*
3.                              08:30                       3336
4.                              09:30                       3181*
5.                              10:00                       3198*
6.                              11:00                       3663*
7.                              12:00                       3833
8.                              13:00                       3331
9.                              13:30                       3808
10.                             14:30                       3379*
11.                             15:30                       3363*
12.                             16:30                       3805
13.                             17:00                       3090*
14.                             17:00                       3274*
15.                             17:30                       3412*
16.                             18:30                       3398*
17.                             19:30                       3572

*  As of April 1998, licensed to a third-party commercial air carrier.

                             D. LAGUARDIA - ARRIVAL


                                TIME                        SLOT NO.
                                ----                        --------
1.                              08:30                       3077*
2.                              09:00                       3087
3.                              10:30                       3827*
4.                              12:30                       3582
5.                              13:30                       3108*
6.                              15:30                       3618*
7.                              16:00                       3091*
8.                              16:00                       3810*
9.                              17:00                       3678*
10.                             17:30                       3288*
11.                             18:00                       3173*
12.                             18:30                       3800
13.                             19:00                       3620*
14.                             19:30                       3679*
15.                             21:30                       3053*

*  As of April 1998, licensed to a third-party commercial air carrier.

                                   EXHIBIT B

               FORM OF DEED OF CONVEYANCE AND ASSIGNMENT OF SLOTS


         THIS DEED OF CONVEYANCE, made this 17th day of April 1998 by Continental Airlines, Inc., a Delaware corporation (hereinafter referred to as "Seller"), to Calair L.L.C., a Delaware limited liability company (hereinafter referred to as "Purchaser").

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration delivered to Seller by Purchaser, the receipt and sufficiency of which are hereby acknowledged, Seller has and hereby does assign, transfer, and convey unto Purchaser, its heirs, legal representatives, successors, successors-in-title and assigns, all of Seller's right, title and interest in and to the primary operating authority granted by the Federal Aviation Administration pursuant to Title 14 of the Code of Federal Regulations, Part 93, Subparts K & S, as amended from time to time, or any recodification thereof in any regulation, to conduct certain Instrument Flight Rule (as defined under the regulations promulgated under Federal Aviation Act of 1958, as amended) take-offs or landings in the specified periods, each of which is listed on Exhibit A attached hereto (collectively, the "Slots").

         TO HAVE AND TO HOLD the Slots, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Purchaser and its successors and assigns, forever; and Seller does hereby bind itself and its successors and assigns to warrant and forever defend all and singular the Slots unto Purchaser, and its successors and assigns, against every person whosoever lawfully claiming or to claim the same or any part thereof.

         SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, QUALITY, CONDITION OR FITNESS FOR PARTICULAR USES OF THE SLOTS. THE SLOTS ARE SOLD IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS.

         IN WITNESS WHEREOF, Seller has caused this instrument to be executed by its duly authorized representative this the 17th day of April, 1998.




                                                CONTINENTAL AIRLINES, INC.


                                                By:
                                                   -----------------------------
                                                   Gerald Laderman
                                                   Vice President

ACCEPTED:

CALAIR L.L.C.

By:      CALFINCO, INC.,
         Managing Member


         By:
            -----------------------------
            Jeffrey J. Misner
            Vice President

                                   EXHIBIT C
                    [CONTINENTAL AIRLINES, INC. LETTERHEAD]

                                 April 17, 1998

Lorelei Peter, Manager
Airspace and Air Traffic Law Branch
Office of the Chief Counsel
Federal Aviation Administration
800 Independence Avenue, SW
Washington, DC 20591

Dear Ms. Peter:

         Please be advised that, pursuant to 14 C.F. R. Part 93.221(a), Continental Airlines, Inc. has agreed to sell substantially all of its current take-off and landing rights at Chicago O'Hare, Ronald Reagan Washington National and LaGuardia airports, on this date, to Calair L.L.C., a Delaware limited liability company and a subsidiary of Continental Airlines, Inc. The slots involved in the transaction are attached hereto as Exhibit A. None of those slots is used for international or essential air service operations. Immediately upon the sale, Continental Airlines, Inc. will lease the slots back from Calair L.L.C. for a ten-year period.

         This letter will serve as written evidence of consent by Continental Airlines, Inc. and Calair L.L.C. to the transfer of the slots listed on Exhibit A.

         Please confirm transfer of the above-referenced slots to me by facsimile (telecopy no.: ____________).

                                                  Respectfully submitted,

                                                  CONTINENTAL AIRLINES, INC.

                                                  By:
                                                     ---------------------------
                                                     James W. von Atzingen
                                                     Managing Attorney - Finance

Acknowledged and Agreed:

CALAIR L.L.C.

By:  CALFINCO, Inc., its managing member

     By
       ----------------------------------------
       Vice President
       2929 Allen Parkway, Suite 2010
       Houston, Texas 77019, tel:  713/834-2950

                                 SCHEDULE 3.03

                                Title Exceptions

1.       None





                                     3.03-1